CONSULTING AGREEMENT

By and Between:

HONG KONG ALLIANCE FUND, LIMITED

(the “Company”)

and

GARB OIL AND POWER CORP.

(the “Consultant”)

July 1, 2012

TABLE OF CONTENTS

1.SERVICES.	1
(a) Services to be Provided.	1
(b) Territory	1
(c) Statement of Additional Work	1
(d) Independent Contractor Relationship	1
(e) Work and Information Provided.	2
2. PAYMENTS.	2
(a) Compensation	2
(b) Compensation Under Statements of Additional Work.	2
(c) Expenses	2
(d) Taxes	2
3. TERM	3
4. TERMINATION	3
(a) Mutual Agreement	3
(b) Bankruptcy; Sale	3
(c) For Cause	3
(d) By Consultant	3
(e) By Company	3
5. EFFECT OF TERMINATION	3
6. WARRANTIES	3
7. INDEMNIFICATION	4
8. LIMITATION OF LIABILITY	4
9. CONFIDENTIALITY.	4
(a) Confidential Information	4
(b) Restrictions on Use	5
(c) Exclusions	5
(d) Equitable Relief	5
(e) Return of Materials	5
10. MISCELLANEOUS.	5
(a) Entire Agreement	5
(b) Severability	5
(c) Governing Law	6
(d) Jurisdiction and Venue	6
(e) WAIVER OF JURY TRIAL	6
(f) Fees and Costs	6
(g) Waiver	6
(h) Modification	7
(i) Non-Assignable	7
(j) Remedies	7
(k) Notices	7
(l) Force Majeure	7
(m) Construction	7
(n) Exhibits	7
(o) Counterparts	7
(p) Relationship of Parties	8
(q) Reservation of Rights	8
(r) Parties in Interest	8

EXHIBIT A FORM OF STATEMENT OF ADDITIONAL WORK

1.SERVICES.	1
(a) Services to be Provided.	1
(b) Territory	1
(c) Statement of Additional Work	1
(d) Independent Contractor Relationship	1
(e) Work and Information Provided.	2
2. PAYMENTS.	2
(a) Compensation	2
(b) Compensation Under Statements of Additional Work.	2
(c) Expenses	2
(d) Taxes	2
3. TERM	3
4. TERMINATION	3
(a) Mutual Agreement	3
(b) Bankruptcy; Sale	3
(c) For Cause	3
(d) By Consultant	3
(e) By Company	3
5. EFFECT OF TERMINATION	3
6. WARRANTIES	3
7. INDEMNIFICATION	4
8. LIMITATION OF LIABILITY	4
9. CONFIDENTIALITY.	4
(a) Confidential Information	4
(b) Restrictions on Use	5
(c) Exclusions	5
(d) Equitable Relief	5
(e) Return of Materials	5
10. MISCELLANEOUS.	5
(a) Entire Agreement	5
(b) Severability	5
(c) Governing Law	6
(d) Jurisdiction and Venue	6
(e) WAIVER OF JURY TRIAL	6
(f) Fees and Costs	6
(g) Waiver	6
(h) Modification	7
(i) Non-Assignable	7
(j) Remedies	7
(k) Notices	7
(l) Force Majeure	7
(m) Construction	7
(n) Exhibits	7
(o) Counterparts	7
(p) Relationship of Parties	8
(q) Reservation of Rights	8
(r) Parties in Interest	8

EXHIBIT A FORM OF STATEMENT OF ADDITIONAL WORK

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (“Agreement”) is made an entered into as of July 1, 2012 (the “Effective Date”), by and between Hong Kong Alliance Fund, Limited, a Hong Kong corporation (the “Company”), and Garb Oil and Power Corporation, a Utah corporation (the “Consultant”).  The Company and the Consultant may each be referred to herein individually a “Party,” and collectively as the “Parties.”

NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Services.

(a) Services to be Provided.  The Consultant will provide consulting services (the “Services”), including: know-how, expertise, technology, research, analysis, reviews, feasibility studies, environmental impact studies, and country impact.  The Consultant will provide such services in the following fields of emphasis or expertise: Glass, Wood, Steel, Steel alloy, Ewaste and Escrap, Plastics, Non-ferrous, General recycling, Processes, Recycling technology, and Methods. The Consultant will teach, train, transfer, explain, promote and assist the Company in building a recycling presence in the Territory, as defined below.  The Consultant shall render to Customer the Services in a timely and professional manner consistent with industry standards, in accordance with this Agreement and any terms set forth in the applicable Statement(s) of Additional Work (discussed below).  The Consultant may not subcontract or otherwise delegate its obligations under this Agreement (including any Statement(s) of Additional Work) without the Company’s prior written consent.  Subject to compliance with the Consultant’s obligations hereunder, the Consultant shall retain the sole control and discretion to determine the methods by which the Consultant performs the Services and the places at which, the equipment and supplies with which, and the hours during which, such Services are to be rendered.

(b) Territory.  The Consultant shall provide the Services in Asia Pacific, which is defined pursuant to this Agreement as all countries East of India including China (collectively, the “Territory”).

(c) Statement of Additional Work.  The Company may from time to time issue statement(s) of additional work in the form attached to this Agreement as Exhibit A (each, a “Statement of Additional Work”).  Each Statement of Additional Work shall be subject to all of the terms and conditions contained in this Agreement, shall become binding upon execution by each of the parties hereto and, upon execution, is hereby incorporated into this Agreement by reference.  The Consultant shall render to Customer those services set forth in the Statement(s) of Additional Work in a timely and professional manner consistent with industry standards, in accordance with this Agreement and any terms set forth in the applicable Statement(s) of Additional Work.

(d) Independent Contractor Relationship.  The Consultant’s relationship with the Company shall be that of an independent contractor, and nothing in this Agreement should be construed to create a partnership, joint venture, agency or employer-employee relationship between the parties.

(e) Work and Information Provided.  The Parties understand, acknowledge, and agree that all data, information, documents, opinions, reviews, comments and advice provided shall be only as valid as the information available to be reviewed at the source of such information.  Consultant shall not guarantee reliability of source information, although Consultant will attempt to verify and confirm all input.  Additionally, the Parties understand, acknowledge, and agree that all documents and work will be transferred at the end of each month after payment is received, pursuant to Section 2 below.

2. Payments.

(a) Compensation.  In consideration of the Services to be rendered pursuant to this Agreement the Consultant shall be paid in monthly installments of US$3,000,000 (Three Million US Dollars) beginning August 31, 2012, for an annual minimum contract rate of US$36,000,000 (Thirty-six Million US Dollars) (the “Full Contract Compensation”).  Unless otherwise agreed by the parties, payment for Services, if reasonably satisfactory to the Company, shall be due and payable fifteen (15) days following the end of each month during which the Services have been provided.

(b) Compensation Under Statements of Additional Work.  For each Statement of Additional Work (as described above in Section 1(c)), the Consultant and the Company shall agree on any additional fees to be paid beyond the base compensation set forth above in Section 2(a), and the Consultant shall provide an invoice to the Company in connection with such Statement of Additional Work.  Unless otherwise agreed by the parties, payment for Services under a Statement of Additional Work, if reasonably satisfactory to the Company, shall be due and payable fifteen (15) days from receipt by the Company of the Consultant’s invoice therefor.  If the Company disputes an invoice, it may withhold the disputed portion but shall pay the undisputed portion.

(c) Expenses.  The Company shall reimburse the Consultant for all reasonable travel, lodging, communications, and out-of-pocket expenses incurred by the Consultant in connection with providing the Services; provided any such expenses shall be approved in advance in writing by the Company and shall be reasonably documented.  The Consultant shall submit to the Company, on a monthly basis, an invoice for all expenses incurred during the prior month.  All amounts payable by the Company hereunder shall be due and payable fifteen (15) days from receipt by the Company of such invoice.  If the Company disputes an invoice, it may withhold the disputed portion but shall pay the undisputed portion.

(d) Taxes.  The Consultant acknowledges and agrees that it shall be the Consultant’s obligation to report as income all compensation received by the Consultant pursuant to this Agreement and to pay any withholding taxes, self-employment taxes, and social security, unemployment or disability insurance or similar items, including interest and penalties thereon, in connection with any payments made to the Consultant by the Company pursuant to this Agreement, including any Statement of Work.  The Consultant agrees to indemnify, hold harmless and, at the Company’s discretion, defend the Company against any and all liability related thereto, including, without limitation, any taxes, penalties and interest the Company may be required to pay as a result of the Consultant’s failure to report such compensation or make such payments.

3. Term.  This Agreement shall commence on the Effective Date and continue until the earlier of (a) July 31, 2013, or (b) termination by either party in accordance with Section 4.  This Agreement may be renewed by mutual written agreement of the parties.

4. Termination.  Notwithstanding Section 3:

(a) Mutual Agreement.  The parties may terminate this Agreement at any time upon the written agreement of the parties.

(b) Bankruptcy; Sale.  This Agreement shall automatically terminate upon the first to occur of the following events: (i) the bankruptcy or insolvency of either party; (ii) the sale of all or substantially all of the assets of the Company; (iii) the complete liquidation of the Company.

(c) For Cause.  If either party materially defaults in any of its obligations under this Agreement, the non-defaulting party, at its option, shall have the right to terminate this Agreement by written notice unless the defaulting party remedies the default within thirty (30) calendar days after receipt of written notice of such default.  Notwithstanding the prior sentence, the Company may terminate this Agreement immediately for the Consultant’s breach of Section 9.

(d) By Consultant.  The Consultant may terminate this Agreement at any time, with or without cause, upon thirty (30) days written notice to the Company.

(e) By Company

(f) .  The Company may terminate this Agreement at any time, with or without cause, upon thirty (30) days written notice to the Consultant; provided, however, that in the event of cancellation by the Company, the Company agrees to continue to pay in monthly payments any unpaid amounts of the Full Contract Compensation through the remaining original period of this Agreement until the Full Contract Compensation has been paid.  The Parties agree that in the event of termination of this Agreement by the Company, the Full Contract Compensation may be prepaid.

5. Effect of Termination.  Upon the effective date of any termination of this Agreement, the Consultant shall immediately cease performing the Services.  The Company shall pay the Consultant for all Services performed and expenses incurred up through the termination date.  The provisions of Sections 2, 5, 6, 7, 8, 9, and 10 shall survive any expiration or other termination of this Agreement.  Termination of this Agreement by either party shall not act as a waiver of any breach of this Agreement and shall not act as a release of either party from any liability for breach of such party’s obligations under this Agreement.  Neither party shall be liable to the other for damages of any kind solely as a result of terminating this Agreement in accordance with its terms, and termination of this Agreement by a party shall be without prejudice to any other right or remedy of such party under this Agreement or applicable law.

6. Warranties.  The Consultant represents, warrants and covenants to the Company that: (a) the Consultant has the full power and authority to enter into this Agreement and to perform its obligations hereunder, without the need for any consents, approvals or immunities not yet obtained; (b) the Consultant has the right to grant the rights and assignments granted herein, without the need for any assignments, releases, consents, approvals, immunities or other rights not yet obtained; and (c) the Services, including, without limitation, any deliverables required hereunder, shall be free from material errors or other defects and shall substantially conform to any specifications for such Services and/or deliverables as set forth or referenced in any applicable Statement of Work.

7. Indemnification.  The Consultant shall indemnify and hold harmless, and at the Company’s request defend, the Company and its affiliates, successors and assigns (and its and their officers, managers, employees, customers and agents) from and against any and all claims, losses, liabilities, damages, settlements, expenses and costs (including, without limitation, attorneys’ fees and court costs) which arise out of or relate to (a) any breach (or claim or threat thereof that, if true, would be a breach) of this Agreement by the Consultant, including, without limitation, any breach or alleged breach of any representation or warranty of the Consultant set forth in Section 6; or (b) any third party claim or threat thereof that the Services (or the exercise of the rights granted herein with respect thereto) infringe, misappropriate or violate any patent, copyright, trademark, trade secret, publicity, privacy or other rights of any third party, or are defamatory or obscene.

8. Limitation of Liability.  To the extent permitted by applicable law and notwithstanding anything in this Agreement to the contrary or any failure of essential purpose of any limited remedy or limitation of liability: (a) in no event shall a party be liable to the other party for any indirect, exemplary, special, consequential or incidental damages of any kind, or for any damages resulting from loss or interruption of business, lost data or lost profits, arising out of or relating to this Agreement or the subject matter hereof, however caused, even if such party has been advised of or should have know of the possibility of such damages; and (b) in no event shall a party’s aggregate liability arising out of or relating to this Agreement (regardless of the form of action giving rise to such liability, whether in contract, tort, statutory or otherwise) exceed the fess payable by the Company hereunder.  No action, regardless of form, arising out of this Agreement may be brought by either party more than one (1) year after the cause of action has accrued.  The parties hereby acknowledge that the limitations of liability contained in this Section 8 are an essential part of this Agreement and that neither party would have entered into this Agreement in the absence of this Section 8 and the other covenants and representations and warranties made herein.

9. Confidentiality.

(a) Confidential Information.  By virtue of this Agreement, the Consultant will have access to confidential, proprietary and trade secret information and materials of the Company (or its affiliates, suppliers, vendors or customers) (collectively, the “Confidential Information”).  Without limiting the generality of the prior sentence, Confidential Information includes information, ideas, materials or other subject matter of the Company, whether disclosed orally, in writing or otherwise, that is provided under circumstances reasonably indicating that it is confidential or proprietary.  Confidential Information includes, without limitation, the terms and conditions of this Agreement; all business plans, technical information or data, product ideas, methodologies, calculation algorithms and analytical routines; and all personnel, contracts and financial information or materials disclosed or otherwise provided by the Company to the Consultant.  Confidential Information does not include that which (i) is already in the Consultant’s possession at the time of disclosure to the Company, (ii) is or becomes part of public knowledge other than as a result of any action or inaction of the Consultant, (iii) is obtained by the Consultant from an unrelated third party without a duty of confidentiality, or (iv) is independently developed by the Consultant.

(b) Restrictions on Use.  The Consultant shall not use Confidential Information for any purpose other than in furtherance of this Agreement and the activities described herein.  The Consultant shall not disclose Confidential Information to any third parties except as otherwise permitted hereunder.  The Consultant shall maintain Confidential Information with at least the same degree of care it uses to protect its own proprietary information of a similar nature or sensitivity, but no less than reasonable care under the circumstances.  The Consultant shall promptly advise the Company in writing of any misappropriation or misuse of Confidential Information of which the Consultant becomes aware.

(c) Exclusions.  Notwithstanding the foregoing, this Agreement shall not prevent the Consultant from disclosing Confidential Information Party to the extent required by a judicial order or other legal obligation, provided that, in such event, the Consultant shall promptly notify the Company to allow intervention (and shall cooperate with the Company) to contest or minimize the scope of the disclosure (including application for a protective order).  Further, the Consultant may disclose the terms and conditions of this Agreement: (i) in confidence, to legal counsel; (ii) in confidence, to accountants; and (iii) in connection with the enforcement of this Agreement or any rights hereunder.

(d) Equitable Relief.  The Consultant acknowledges that the Company considers the Confidential Information to contain trade secrets and that any unauthorized use or disclosure of such information would cause the Company irreparable harm for which its remedies at law would be inadequate.  Accordingly, the Consultant acknowledges and agrees that the Company will be entitled, in addition to any other remedies available to it at law or in equity, to the issuance of injunctive relief, without bond, enjoining any breach or threatened breach of the Consultant’s obligations hereunder with respect to the Confidential Information, and such further relief as any court of competent jurisdiction may deem just and proper.

(e) Return of Materials.  Upon termination of this Agreement, the Consultant will immediately return to the Company all Confidential Information embodied in tangible (including electronic) form or, at the Consultant’s discretion, destroy all such Confidential Information and certify in writing to the Company that all such Confidential Information has been destroyed.

10. Miscellaneous.

(a) Entire Agreement.  This Agreement is the final, complete and exclusive agreement between the parties relating to the subject matter hereof, and supersedes all prior or contemporaneous discussions, proposals, negotiations, understandings, representations, warranties, promises, agreements and other communications, whether oral or written, between the parties relating to such subject matter and all past courses of dealing or industry customs.

(b) Severability.  If the application of any provision of this Agreement to any particular facts or circumstances shall for any reason be held to be invalid, illegal or unenforceable by a court, arbitration panel or other tribunal of competent jurisdiction, then (i) the validity, legality and enforceability of such provision as applied to any other particular facts or circumstances, and the other provisions of this Agreement, shall not in any way be affected or impaired thereby, and (ii) such provision shall be enforced to the maximum extent possible so as to effect the intent of the parties.  If, moreover, any provision contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the extent compatible with applicable law.

(c) Governing Law.  This Agreement is to be construed in accordance with and governed by the internal laws of the State of Utah without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Utah to the rights and duties of the parties.

(d) Jurisdiction and Venue.  Any legal suit, action or proceeding arising out of or relating to this Agreement shall be commenced in a federal or state court located in the County of Salt Lake, Utah, and each party hereto (i) irrevocably submits to the exclusive jurisdiction and venue of any such court in any such suit, action or proceeding, and (ii) irrevocably waives (to the extent permitted by applicable law) any objection which it now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the foregoing courts in and of the State of Utah, and any objection on the ground that any such action or proceeding in any such court has been brought in an inconvenient forum.

(e) WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST THE OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  EACH OF THE PARTIES AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

(f) Fees and Costs.  The prevailing party or parties in any arbitration, mediation, court action, or other adjudicative proceeding arising out of or relating to this Agreement shall be reimbursed by the party or parties who do not prevail for their reasonable attorneys’, accountants’, and experts’ fees and for the costs of such proceeding.  For purposes of this Section 10(f), “prevailing party” includes, without limitation, a party who agrees to dismiss an action or proceeding upon the other’s payment of sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought.  The provisions set forth in this Section 10(f) shall survive the merger of these provisions into any judgment.

(g) Waiver.  The waiver by either party of a breach of or a default under any provision of this Agreement shall not be effective unless in writing and shall not be construed as a waiver of any subsequent breach of or default under the same or any other provision of this Agreement, nor shall any delay or omission on the part of either party to exercise or avail itself of any right or remedy that it has or may have hereunder operate as a waiver of any right or remedy.

(h) Modification.  No amendment or modification to this Agreement shall be valid or binding upon the parties unless in writing and signed by an officer of each party.

(i) Non-Assignable.  No right or obligation of a party under this Agreement may be assigned, delegated or otherwise transferred, whether by agreement, operation of law or otherwise, without the express prior written consent of the other party, and any attempt to assign, delegate or otherwise transfer any of a party’s rights or obligations hereunder without such consent shall be void.  Subject to the preceding sentence, this Agreement shall bind each party and its permitted successors and assigns.

(j) Remedies.  All rights and remedies hereunder shall be cumulative, may be exercised singularly or concurrently and, unless otherwise stated herein, shall not be deemed exclusive.

(k) Notices.  Any notice, request, demand or other communication required or permitted hereunder shall be in writing, shall reference this Agreement and shall be deemed to be properly given: (i) when delivered personally; (ii) when sent by facsimile, with written confirmation of receipt by the sending facsimile machine; (iii) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) two (2) business days after deposit with a private industry express courier, with written confirmation of receipt.  All notices shall be sent to the address set forth on the signature page of this Agreement (or to such other address as may be designated by a party by giving written notice to the other party in accordance with this Section 10(k)).

(l) Force Majeure.  Both parties shall be excused from performance under this Agreement for any period to the extent that a party is prevented from performing any obligation, in whole or in part, as a result of causes beyond its reasonable control and without its negligent or willful misconduct, including without limitation, acts of God, natural disasters, war or other hostilities, labor disputes, civil disturbances, governmental acts, orders or regulations, third party nonperformance or failures or fluctuations in electrical power, heat, light, air conditioning or telecommunications equipment.

(m) Construction.  The captions and section and paragraph headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.

(n) Exhibits.  All Exhibits attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.

(o) Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement, but all of which together shall constitute one and the same instrument.  This Agreement may be executed and delivered by facsimile, or by email in portable document format (.pdf) and delivery of the executed signature page by such method will be deemed to have the same effect as if the original signature had been delivered to other the parties.

(p) Relationship of Parties.  This Agreement shall not be construed as creating an agency, partnership, joint venture or any other form of association, for tax purposes or otherwise, between the parties, and the parties shall at all times be and remain independent contractors.  Except as expressly agreed by the parties in writing, neither party shall have any right or authority, express or implied, to assume or create any obligation of any kind, or to make any representation or warranty, on behalf of the other party or to bind the other party in any respect whatsoever.

(q) Reservation of Rights.  Except as otherwise expressly provided herein, nothing in this Agreement shall be deemed to grant, directly or by implication, estoppel or otherwise, any right or license with respect to any technology or other intellectual property rights, and each party retains all right, title and interest in and to their respective technologies and other intellectual property rights.

(r) Parties in Interest.  Except as otherwise specifically provided herein to the contrary, nothing in this Agreement shall confer any rights or remedies under or by reason of this Agreement on any person other than the parties hereto and their respective permitted successors and assigns nor shall anything in this Agreement relieve or discharge the obligation or liability of any third person to any party to this Agreement, nor shall any provision give any third person any right of subrogation or action over or against ay party to this Agreement.

[SIGNATURES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Consulting Agreement as of the date first written above.

                   “COMPANY”

                    HONG KONG ALLIANCE FUND, LIMITED

                     By:   /s/
                     Name:  Shruti Khurana
                     Title:  President

Address:Level 19,
Two International Finance Centre,
8 Finance St,
Central Hong Kong, China
Attn: Shruti Khurana
Telephone: 852.2251.8782
Facsimile: 852.3012.974
Email: shruti@hkalliancefund.com

                       “CONSULTANT”

                       GARB OIL AND POWER CORPORATION
                       a Utah corporation

                                                                                                                 /s/ John Rossi
                       By: John Rossi
                       Title: President

Address:5248 Pinemont Drive, Suite C110
Murray, Utah 84123
United States of America
Attn: John Rossi
Telephone: 801-738-1355
Facsimile: 801-618-4131
Email: j.rossi@garbmail.com

SIGNATURE PAGE
TO THE
CONSULTING AGREEMENT

EXHIBIT A

FORM OF STATEMENT OF ADDITIONAL WORK

This Statement of Additional Work is entered into as of this ____ day of ________, 20___, by and between Garb Oil and Power Corp., a Utah corporation (the “Consultant”), and Hong Kong Alliance Fund, Limited, a ___________ ______________ (the “Company”), pursuant to that certain Consulting Agreement dated as of July 1, 2012, by and between the Consultant and the Customer (the “Agreement”).  Any term not otherwise defined herein shall have the meaning set forth in the Agreement.

Description of Services.  In addition to the Services to be provided pursuant to the Agreement, the Company requests that the Consultant provide the following additional services, including:

1. Description of Work Requested.

2. Specifications.

3. Deliverables.

4. Schedule.

A-1

5. Miscellaneous Terms.

IN WITNESS WHEREOF, the parties have executed this Statement of Additional Work as of the date first written above.

“COMPANY”

HONG KONG ALLIANCE FUND, LIMITED,

By:
Name:  Shruti Khurana
Title:  President

“CONSULTANT”

GARB OIL AND POWER CORPORATION
a Utah corporation

By: John Rossi
Title: President

A-2